UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2022

HOLLEY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39599	87-1727560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Russellville Road, Bowling Green, KY	42101
(Address of principal executive offices)	(Zip Code)

(270) 782-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLLY	New York Stock Exchange
Warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	HLLY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 14, 2022, Holley Inc. (the “Company”) issued a press release announcing its financial results and operational highlights for the Company’s third quarter ended October 2, 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

The information under Item 2.02 of this Report, including Exhibit 99.1, attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended (the Securities Act"), expect as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2022, the Company announced that the Board of Directors of the Company approved the appointment of Brian Appelgate as the Company’s interim Chief Operating Officer, effective immediately.  Mr. Appelgate, 66, has been with the Company since 2018. Prior to his appointment as interim Chief Operating Officer, Mr. Appelgate advised the Company as Head of Mergers & Acquisitions and served as President and Chief Executive Officer of Driven Performance Brands.

In connection with his appointment as interim Chief Operating Officer, Mr. Appelgate will receive an award of time-based restricted stock units, valued at approximately $750,000. The precise number of units will be determined based on the closing price of the Company’s common stock on the third business day following the release of the Company’s third quarter earnings (the "Grant Date"). Two thirds of the award will vest one year following the Grant Date and one third will vest eighteen months following the Grant Date. Mr. Appelgate’s annual base salary will remain at $200,000.

There are no arrangements or understandings between Mr. Appelgate and any other persons pursuant to which he was appointed as interim Chief Operating Officer of the Company. There are no family relationships between Mr. Appelgate and any of the Company’s directors or other executive officers, and Mr. Appelgate is not a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On November 14, 2022, the Company issued a press release announcing the appointment of Mr. Appelgate as its interim Chief Operating Officer. A copy of the press release is furnished as Exhibit 99.2 to this Report and incorporated herein by reference.

On November 14, 2022, the Company made available an investor presentation with supplemental information on investor.holley.com under the “Events & Presentations” link. A copy of the investor presentation is furnished as Exhibit 99.3 to this Report and incorporated herein by reference.

The information under Item 7.01 of this Report, including Exhibit 99.2 and Exhibit 99.3, attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated November 14, 2022
99.2	Press release dated November 14, 2022
99.3	Investor Presentation dated November 14, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLEY INC.

	By:	/s/ Stephen Trussell
Name: Stephen Trussell
Date: November 14, 2022		Title: Interim Chief Financial Officer and V.P. of Finance